SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) June 30, 2003

                             PS BUSINESS PARKS, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


         California                     1-10709                 95-4300881
         ----------                     -------                 ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code) Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         1. Memorandum to Directors and Executive Officers of PS Business Parks, Inc. ("PSB") dated June 30, 2003.


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         PSB's directors and executive officers will be precluded from acquiring or disposing of their equity securities in PSB during the upcoming blackout period of the Public Storage, Inc. 401(k) Profit Sharing Plan if they acquired these securities in connection with their service or employment.

         Refer to PSB's memorandum to its directors and executive officers attached to this report as Exhibit 1 and incorporated into this item by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PS BUSINESS PARKS, INC.



                                            By: /s/ David Goldberg
                                                ------------------
                                                David Goldberg
                                                Vice President

Date:  June 30, 2003

                                                                       Exhibit 1


                               M E M O R A N D U M


TO:    Directors and Executive Officers of  PS Business Parks, Inc.

FROM:  David Goldberg

DATE:  June 30, 2003

RE:    Temporary Suspension of Trading in Securities of Public Storage, Inc.
       ("PSB")

--------------------------------------------------------------------------------

                  The Public Storage, Inc. 401(k) Profit Sharing Plan (the "Plan") is transferring its recordkeeping and trustee services. As a result, participants in the Plan, which include employees of PSB, will be temporarily unable to purchase or sell PSB securities in the Plan. The blackout period for the Plan will begin on July 22, 2003 and end on or before August 15, 2003.

                  Under the Sarbanes-Oxley Act and recently adopted SEC regulations, directors and executive officers of public companies are prohibited from acquiring or disposing of their company's equity securities during a pension fund blackout period if they acquired these securities in connection with their service or employment. Accordingly, during the blackout period for the Plan, you may not exercise stock options (cashless or otherwise) or sell any shares of PSB common stock that you acquired upon exercise of stock options or that you otherwise acquired in connection with your service with PSB.

                  The prohibition described in this memorandum is in addition to the restrictions on trading activity under PSB's insider trading policy.

                  If you have any questions on this matter, please contact me at
(818) 244-8080, extension 529.